Intech S&P Small-Mid Cap Diversified Alpha ETF Trading Symbol: SMDX Listed on NYSE Arca, Inc. Summary Prospectus May 29, 2026 www.IntechETFs.com

Before you invest, you may want to review the Intech S&P Small-Mid Cap Diversified Alpha ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated May 29, 2026 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.IntechETFs.com. You can also get this information at no cost by calling at (833) 933-2083 or by sending an e-mail request to info@intechefts.com.

Investment Objective

The Fund’s investment objective is to seek long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses¹ (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.35%
Distribution and Service (12b-1) Fees	None
Other Expenses²	0.00%
Total Annual Fund Operating Expenses	0.35%

¹ The Fund’s adviser will pay, or require a sub-adviser to pay, all expenses incurred by the Fund (except for advisory fees and sub-advisory fees, as the case may be) excluding interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), and litigation expenses, and other non-routine or extraordinary expenses.

² Total Excluded Expenses for the last fiscal year.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$36	$113	$197	$443

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. For the fiscal period from February 27, 2025 (commencement of operations) to January 31, 2026, the Fund’s portfolio turnover rate was 166% of the average value of its portfolio.

Principal Investment Strategies

To seek to achieve its investment objective, the Fund’s sub-adviser, Intech Investment Management LLC (the “Sub-Adviser” or “Intech”), primarily invests the Fund’s assets in common stocks of companies included in the S&P 1000® Index (the “Index”), which combines the S&P MidCap 400® Index and the S&P SmallCap 600® Index. Intech uses a quantitative process to construct a portfolio that seeks to outperform the Index (i.e., produce “alpha”) by improving diversification relative to the Index—seeking more balanced contributions of risk and return—and systematically rebalancing the portfolio.

For the purposes of this Prospectus, “diversification” refers to the Fund’s approach to balancing risk and return contributions across holdings, meaning the Fund seeks to capture gains and manage risk across a broad range of stocks, instead of relying on one or a few positions that could disproportionately impact performance.

1. Find Diverse Risk and Return Sources: Intech analyzes each stock’s price movements (volatility), how it moves compared to other stocks (correlation), and fundamental characteristics like profitability and valuations. This analysis seeks to identify stocks contributing to a more balanced and diversified portfolio.

2. Construct a Diversified Portfolio: Using the analysis in Step 1, Intech sets target weights for each stock to diversify both risk and return across the portfolio, seeking to balance the impact of any single stock, sector, industry, or market factor on the Fund’s performance.

3. Rebalance to Stay on Track: As stock prices change, some holdings drift from their target weights set in Step 2, becoming either too large or too small. Intech rebalances the portfolio, typically on a weekly basis, selling stocks that exceed their targets and buying more of those that fall below their targets. Rebalancing helps maintain a diversified portfolio and offers the potential to enhance returns by capitalizing on price changes as stocks move relative to their target allocations.

More detail about the process is available in the Additional Information About the Funds section of the Prospectus.

Under normal market circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in small and mid-cap U.S. companies. The Fund considers U.S. companies to be small-cap or mid-cap if they are included in the then current market capitalization range of the S&P 1000® Index. As of April 30, 2026, the market capitalizations of companies in the S&P 1000® Index ranged between $357.24 million and $33.66 billion.

The Fund may, from time to time, invest in securities that are not included in the Index. Such investments are intended to help manage specific risks, improve liquidity, or refine diversification across the Fund’s portfolio, while seeking to maintain a high correlation to the Index. Non-Index securities are selected for their ability to complement the Fund’s overall holdings, supporting the pursuit of diverse contributions of risk and return.

The Fund’s exposure to individual securities may be adjusted based on shorter-term factors, such as changes in market conditions or liquidity needs. Market conditions refer to economic or financial factors that influence asset prices and availability, such as interest rates, economic growth trends, or overall market volatility and liquidity.

The Fund’s investment strategy involves periodic rebalancing, which will result in a high annual portfolio turnover rate potentially exceeding 100% in a calendar year. This turnover rate reflects the periodic rebalancing required to maintain the Fund’s intended risk and return profile and target weights, rather than a complete change in portfolio.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”) per share, trading price, yield, total return, and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Funds—Principal Risks of Investing in the Funds.”

An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.

Equity Market Risk. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests.

Market Capitalization Risk

●   Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole. Some medium capitalization companies have limited product lines, markets, financial resources, and management personnel and tend to concentrate on fewer geographical markets relative to large-capitalization companies.

●   Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

Index Concentration Risk. To the extent that the Index becomes concentrated in a few large issuers, the Fund may be unable to achieve similar weights in these positions due to its status as a diversified fund and the Fund’s policy to not concentrate its investments (i.e., hold more than 25% of its total assets) in any industry or group of related industries. This could impact the Fund’s ability to achieve its investment objective.

ETF Risks

●

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as Authorized Participants or APs). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

●

Costs of Buying or Selling Shares. Buying or selling Shares involves certain costs, including brokerage commissions, other charges imposed by brokers, and bid-ask spreads. The bid-ask spread represents the difference between the price at which an investor is willing to buy Shares and the price at which an investor is willing to sell Shares. The spread varies over time based on the Shares’ trading volume and market liquidity. The spread is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Due to the costs of buying or selling Shares, frequent trading of Shares may reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

●

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

.

●

Trading. Although Shares are listed for trading on a national securities exchange, such as (the Exchange), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares and the liquidity of the Fund’s portfolio holdings may deteriorate.

Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.

High Portfolio Turnover Risk. The Fund may actively and frequently trade a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Management Risk. The Fund is actively-managed and may not meet its investment objective based on the portfolio managers success or failure in implementing the Fund’s investment strategies.

Models and Data Risk. The composition of the Fund’s portfolio is heavily dependent on investment models developed by the Sub-Adviser as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Fund’s portfolio that would have been excluded or included had the Models and Data been correct and complete. Errors in programming, data entry, system compatibility, or database integrity can result in the unintended inclusion or exclusion of securities in the Fund’s portfolio. Such errors, whether due to human or technological factors, could induce the Sub-Adviser to make investment choices that would not have been made with accurate and complete information, potentially leading to losses or missed gains for the Fund.

Newer Fund Risk. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decisions. There can be no assurance that the Fund will maintain an economically viable size.

Newer Sub-Adviser Risk. The Sub-Adviser is newly registered with the SEC and has limited experience with managing an exchange-traded fund regulated under the 1940 Act, which may limit the Sub-Adviser’s effectiveness. As a result, there is no long-term track record against which an investor may judge the Sub-Adviser and it is possible the Sub-Adviser may not achieve the Fund’s intended investment objective.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund relies on third parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund, the Adviser, and the Sub-Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Performance

Performance information for the Fund is not included because the Fund has not completed a full calendar year of operations as of the date of this Prospectus. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance and the Index. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information is available on the Fund’s website at www.IntechETFs.com.

Management

Investment Adviser

Tidal Investments LLC (the “Adviser”) serves as investment adviser to the Fund.

Investment Sub-Adviser
Intech Investment Management LLC (the “Sub-Adviser”) serves as the investment sub-adviser to the Fund.

Portfolio Managers

The following individuals are primarily responsible for the day-to-day management of the Fund.

Ryan Stever, PhD, Executive Vice President and Chief Investment Officer for the Sub-Adviser, has been a portfolio manager of the Fund since its inception in 2025.

Katherine Hardenbergh, Senior Vice President and Deputy Chief Investment Officer for the Sub-Adviser, has been a portfolio manager of the Fund since its inception in 2025.

Paul Duchnowski, ScD, Vice President of Data Science and Portfolio Manager for the Sub-Advisor, has been a portfolio manager of the Fund since its inception in 2025.

Qiao Duan, CFA, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since 2025.

Andy Hicks, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since 2026.

CFA® is a registered trademark owned by the CFA Institute.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (APs) (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

Information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.IntechETFs.com.

Tax Information

Fund distributions are generally taxable to shareholders as ordinary income, qualified dividend income, or capital gains (or some combination thereof), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products including the Fund or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.